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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 11, 2002


                              Network Engines, Inc.
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               (Exact name of registrant as specified in charter)



 Delaware                            000-30863               04-3064173
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(State or Other Juris-              (Commission              (IRS Employer
diction of Incorporation)           File Number)             Identification No.)



25 Dan Road, Canton, Massachusetts                                 02021
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (781) 332-1000
                                                     ---------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On November 11, 2002, Network Engines, Inc. ("Network Engines") issued a press release announcing that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with TidalWire Inc. ("TidalWire"). Pursuant to the Merger Agreement, Network Engines will acquire all of the outstanding capital stock of TidalWire through a merger of Ninja Acquisition Corp., a wholly owned subsidiary of Network Engines, with and into TidalWire, with TidalWire being the surviving corporation. Transaction consideration will include approximately $9.4 million in cash, 5 million shares of Network Engines common stock (including conversion of TidalWire options into Network Engines options) and the assumption of outstanding debt. The transaction is expected to close at the end of the current quarter or the beginning of the next quarter.

The transaction, which has been unanimously approved by the Boards of Directors of Network Engines and TidalWire, is subject to approval by the shareholders of both companies as well as other customary closing conditions.

The description contained in this Item 5 of the transactions contemplated by the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)   Exhibits.

              2.1 Agreement and Plan of Merger made as of November 11, 2002, by and among Network Engines, Inc., Ninja Acquisition Corp. and TidalWire Inc.

              99.1 Press release dated November 11, 2002 announcing Network
                   Engines, Inc.'s pending acquisition of TidalWire Inc.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 14, 2002            NETWORK ENGINES, INC.
                                     ---------------------
                                     (Registrant)



                                     /s/ Douglas G. Bryant
                                     ------------------------------------------
                                     Douglas G. Bryant
                                     Vice President of Administration, Chief
                                     Financial Officer, Treasurer and Secretary
                                     (Principal Financial Officer and Principal
                                     Accounting Officer)

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                                INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION

2.1 Agreement and Plan of Merger made as of November 11, 2002, by and among Network Engines, Inc., Ninja Acquisition Corp. and TidalWire Inc.

99.1 Press release dated November 11, 2002 announcing Network Engines, Inc.'s pending acquisition of TidalWire Inc.